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                                                                   EXHIBIT 10.26

To: Mr. LAWRENCE ARTZ

From: Ms. Lian Ciging, Chairwoman of Board,
      Shantou Hongyuan Economic Industry & Trade Co., LTD

                      TURNKEY HOSPITAL PURCHASE AGREEMENT

1. SELLER

NEUROTECH DEVELOPMENT CORPORATION, LOCATED AT 45 ORCHARD STREET, MANHASSET, NEW YORK, 11030, USA. A REGISTERED DELAWARE CORPORATION HEREBY REFERRED TO AS THE SELLER.

2. PURCHASOR

THE CHAOSHAN HOSPITAL, HONGYUAN ECONOMIC INDUSTRY TRADE CO. LTD., HEREINAFTER REFERRED TO AS THE PURCHASOR. THAT THE PURCHASOR WILL BE THE OPERATOR OF THE HOSPITAL. THE PURCHASOR IS ENTERING INTO THIS AGREEMENT WITH FULL CORPORATE INTENT AND LEGAL RESPONSIBILITY IN ACCORDANCE WITH THE GOVERNING LAWS OF THE PEOPLES REPUBLIC OF CHINA.

3. QUALITY STANDARDS

THE PURCHASOR WILL MAINTAIN THE QUALITY STANDARDS SET FORTH BY THE SELLER IN THE TRAINING PROGRAM OF THE HOSPITALS NAMED IN THIS AGREEMENT.

4. DESCRIPTION OF HOSPITALS

THIS HOSPITAL WILL BE A COMPLETE TURNKEY TERTIARY CARE FACILITY WITH TRAUMA CENTER AND WILL BE ERECTED IN 4 PHASES.

SIZE HOSPITAL 2000,000 SQ. FT. SET UP WITH MAX OCCUPANCY OF 500 BEDS

HOSPITALS SHALL CONSIST OF: PREFABRICATED CONCRETE BUILDINGS
                            ALL DIAGNOSTIC AND LABORATORY EQUIPMENT (PER BOOK) OPERATING ROOM EQUIPMENT
                            EMERGENCY ROOM EQUIPMENT
                            PHARMACY EQUIPMENT
                            ALL PHARMACEUTICALS
                            ALL MEDICAL DISPOSABLES
                            COMPUTERIZED BILLING AND ACCOUNTING SYSTEMS
                            MEDICAL RECORDS SYSTEMS
                            RADIOLOGY ALL DISCIPLINES
                            LABORATORY FACILITIES
                            CARDIOLOGY
                            ONCOLOGY
                            NEUROLOGY
                            ICU
                            BURN UNIT
                            MICROSURGERY
                            OB/GYN

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                          PEDIATRICS
                          ORTHOPEDIC
                          UROLOGY
                          RESEARCH CENTRE
CONSTRUCTION STANDARD:    USA
PHARMACEUTICAL STANDARD:  USA
EQUIPMENT STANDARD:       USA
HEALTH PRACTICE CODE:     USA

5. SERVICES PROVIDED BY SELLER

   ANCILLARY SERVICES:  STAFF TRAINING IN USA

MEDICAL STAFF:  FULL MEDICAL STAFF
                LABORATORY STAFF
                ADMINISTRATIVE STAFF

SUPPORT SERVICES ONLY:  MAINTENANCE SUPERVISOR
                        HOUSEKEEPING
                        DIETARY SUPERVISORS

6. DEPOSIT

   NORMAL DEPOSIT REQUIREMENTS ARE HEREBY WAIVED.

7. NON EXCLUSIVITY

   THE HOSPITALS ARE SOLD ON A NON EXCLUSIVE BASIS. THE NAMES "GLOBAL HEALTH" AND "NEUROTECH CORPORATION" CANNOT BE USED IN THE OPERATING NAME OF THE HOSPITAL.

8. CONTRACTUAL ORDER OF PROCEDURES

   UPON EXECUTION OF THIS CONTRACT AND RECEIPT OF DEPOSIT, GLOBAL HEALTH TECHNICAL TEAM WILL ARRIVE AT SITE, BEGIN PUBLIC HEALTH STUDY, OPERATING STUDY, AND PREPARE FINAL REPORT AND FINAL BUDGETARY PROPOSAL.

   THIS REPORT SHALL CONSIST OF RECOMMENDED FINAL CONFIGURATION AND DRAWINGS FOR THE HOSPITAL, DEPENDENT ON POPULATION, SERVICE AREA, PUBLIC HEALTH ETC.

   TECHNICAL STAFF ADMINISTRATOR WILL REMAIN AND BEGIN INTERVIEWS AND SELECTION OF HOSPITAL STAFF WITH PURCHASOR.

9. APPROVALS REQUIRED

   PURCHASOR WILL SUBMIT FINAL PLANS TO THE CHAOYANG MUNICIPAL GOVERNMENT FOR APPROVAL.



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10. PAYMENT

    UPON PURCHASORS ACCEPTANCE OF FINAL REPORT AND MODEL, PURCHASOR BANK WILL OPEN BANK GUARANTY WITH THE BANK OF CHINA FOR CONSTRUCTION OF THE PROPOSED HOSPITAL(S).

11. DELIVERY TIME

    THERE IS 1 HOSPITAL IN THIS CONTRACT. THE HOSPITAL WILL BE COMPLETED IN 4 PHASES AND PHASE I OPENED 15 MONTHS FROM THE COMMENCEMENT DATE, PHASE II, OPENED 30 MONTHS FROM THE COMMENCEMENT DATE, PHASE III OPENED 42 MONTHS OF THE COMMENCEMENT DATE, AND PHASE IV OPENED 48 MONTHS FROM THE COMMENCEMENT DATE. COMPLETION TIMES MAY BE EFFECTED BY DRAFTING MODIFICATIONS AND GOVERNMENTAL APPROVALS.

12. TRAINING

    STAFF TRAINING SHALL COMMENCE AT THE BEGINNING OF THE MANUFACTURING PROCESS.

    AIR TRANSPORTATION, EMPLOYEE SALARIES, MEALS, ARE THE RESPONSIBILITY OF THE PURCHASOR.

    TRAINING SHALL TAKE PLACE AT THE UNIVERSITY OF TEXAS, AT GALVESTON OR ANY OTHER NEUROTECH AFFILIATED SCHOOL.

    THERE WILL BE 4 CLASSES EACH TIMED FOR THE DELIVERY OF THE HOSPITAL PHASE FOR THAT PERIOD.

13. ADMINISTRATOR

    AN AMERICAN ADMINISTRATOR WILL REMAIN FOR THE FIRST 6 MONTHS OF OPERATION AT THE EXPENSE OF THE SELLER.

14. FINANCING

    FINANCING IS PROVIDED BY THIRD PARTY PROVIDERS, SUCH AS BANKS, INSURANCE COMPANIES, MORTGAGE COMPANIES, EQUITY INVESTORS AS WELL AS THE EQUITY FUNDS OF THE PURCHASOR.

15. PURCHASOR PROVIDES

    LAND
    ROAD
    ELECTRICITY
    FRESH WATER
    SEWAGE
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CONTRACT 1. PURCHASOR WILL PLACE HOSPITALS (MINIMUM 1 HECTARE/SITE)

16. PRICING

THIS HOSPITAL IS PRICED AT $85,000,000 USD INCLUSIVE OF DELIVERY AND INSTALLATION AND TRAINING COSTS.

PRICING MAY VARY IN ACCORDANCE WITH FINAL SPECIFICATIONS AND RECOMMENDATIONS OF TECHNICAL COMMITTEE AND/OR PURCHASOR.

17. ENDORSEMENTS

THIS HOSPITAL PROJECT HAS BEEN SUBMITTED TO THE WORLD COUNCIL OF PEOPLES FOR THE UNITED NATIONS FOR ENDORSEMENT AS A HUMANITARIAN PROJECT, AND AS SUCH MAY USE THIS ENDORSEMENT WHEN SEEKING FINANCING, AND GOVERNMENTAL APPROVAL. THE WORLD COUNCIL MAINTAINS AN OFFICE IN BEIJING WHOSE ADDRESS APPEARS BELOW;
                             WORLD COUNCIL OF PEOPLES FOR THE UNITED NATIONS INTERNATIONAL HOTEL OFFICE TOWER
                             SUITE 4022
                             JIAN GUO MEN WEI
                             BEIJING, CHINA 100005

18. GOVERNING LAW

THIS CONTRACT SHALL BE DEEMED VALID AND SUBJECT TO THE LAWS OF PEOPLES REPUBLIC OF CHINA.

19. LOCATIONS

THE HOSPITALS SHALL BE ERECTED IN THE AREA APPROVED BY THE MUNICIPALITY OF CHAOYANG. MODIFICATIONS IN DESIGN REQUIRED BY GEOGRAPHICAL LOCATION, WILL BE THE RESPONSIBILITY OF THE PURCHASOR.

SUCH SPECIAL CONDITIONS INCLUDE CONSTANT POWER GENERATION, MEDICAL WASTE DISPOSAL UNIT, FLOOD PLAN, EARTHQUAKE ETC.

A SEPARATE PUBLIC HEALTH ANALYSIS WILL BE DONE FOR THE AREA.

20. RECOGNIZED AGENTS

THE FOLLOWING AGENTS ARE RECOGNIZED AS AGENTS FOR THE SELLER

  GRACE FAME INDUSTRIAL LTD.
  6014 HILDER CENTER
  2 SUNG PING ST.
  HUNGHOM, KOWLOON, HONG KONG

  SOPHIA YAO, PRESIDENT